                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               September 18, 1996
-------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            PRECISION SYSTEMS, INC.
-------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           DELAWARE                      0-20068                41-1425909
-------------------------------------------------------------------------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)               File Number)         Identification No.)



11800 30th Court North
St. Petersburg, Florida                                33716
-------------------------------------------------------------------------------
(Address of Principal                               (Zip Code)
  Executive Offices)



                                 (813) 572-9300
-------------------------------------------------------------------------------
                        (Registrant's telephone number,
                              including area code)

ITEM 5.         OTHER EVENTS.

        On September 3 and September 18, 1996 the Registrant issued the press releases attached hereto as Exhibit 20.1 and 20.2 which are incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (a)     Financial statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Not applicable.

        (c)     Exhibits.

                NUMBER                     DESCRIPTION
                ------                     -----------

                 99.1 Press Release of Precision Systems, Inc. dated September 3, 1996.

                 99.2 Press Release of Precision Systems, Inc. dated September 18, 1996.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRECISION SYSTEMS, INC.



Date:  September 18, 1996               By:  /s/ Steven H. Grant
                                            ------------------------------
                                             Steven H. Grant
                                             Chief Financial Officer

                                 EXHIBIT INDEX




 NUMBER                     DESCRIPTION                             PAGE
 ------                     -----------                             ----

  99.1         Press Release of Precision Systems, Inc. dated
               September 3, 1996.

  99.2         Press Release of Precision Systems, Inc. dated
               September 18, 1996.